                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that James A. McNulty, III, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable
Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ JAMES A. MCNULTY, III
                                       ------------------------------
                                           James A. McNulty, III


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that Gregory W. Gee, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ GREGORY W. GEE
                                       ------------------------------
                                           Gregory W. Gee


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that Donald A. Stewart, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ DONALD A. STEWART
                                       ------------------------------
                                           Donald A. Stewart


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that Angus A. MacNaughton, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ ANGUS A. MACNAUGHTON
                                       ------------------------------
                                           Angus A. MacNaughton


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that S. Caesar Raboy, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ S. CAESAR RABOY
                                       ------------------------------
                                           S. Caesar Raboy


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that M. Colyer Crum, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ M. COLYER CRUM
                                       ------------------------------
                                           M. Colyer Crum


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that David D. Horn, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ DAVID D. HORN
                                       ------------------------------
                                           David D. Horn


June 1, 1999

                   SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

                              POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that Richard B. Bailey, whose signature appears below, constitutes and appoints Edward M. Shea, Ellen B. King, Peter
F. Demuth and C. James Prieur, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign a Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact or his substitute or substitutes, may do or cause to be done by virtue hereof.

                                       /s/ RICHARD B. BAILEY
                                       ------------------------------
                                           Richard B. Bailey


June 1, 1999